Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2017
Cash and cash equivalents [abstract]
Cash and Cash Equivalents
Note 5 – Cash and Cash Equivalents

	As at December 31
	2017	2016
	$ thousands
Cash in banks	1,313,710	320,199
Time deposits	103,678	6,436
Cash and cash equivalents	1,417,388	326,635

The Group’s exposure to credit risk, interest rate risk and currency risk and a sensitivity analysis with respect to the financial assets and liabilities is detailed in Note 32 “Financial Instruments”.